UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 28, 2026

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LBSR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 28, 2026, Liberty Star Uranium & Metals Corp., “Liberty Star” or the “Company”, OTCQB Markets: LBSR in a unanimous decision by the Board of Directors awarded 11,750,000 non-qualified stock options to the Chairman of the Board, Board Directors, Officers and Managers. The options equal 1,500,000 for each director and CFO/interim CEO, 500,000 options for VP Field Manager, and 250,000 options for the IR Manager/PT.

The options will vest one third upon issuance, one third upon first year anniversary and one third upon second year anniversary. The Chairman of the Board is additionally awarded 3,500,000 in milestone tranches, for example: (a) definitive earn-in, joint venture, or sale agreement on Hay Mountain or the Red Rock Canyon claims; (b) non-dilutive or equity financing of at least $1.5M closed at or above market; (c) 2026 field-work-based resource target publication or drill program funded; (d) uplisting or sustained $0.05 price.

Exercise price of $.02 closing OTCQB price on the grant date which is the Company practice. No repricing without stockholder approval. Term: 10 years.

The company will seek stockholder approval for our 25,000,000-share New 2026 Equity Incentive Plan within twelve months, which will allow incentive stock options to become available for employees for future awards. Following adoption of the new plan the company will file a registration statement on Form S-8 with the U.S. Securities and Exchange Commission for the purpose of registering any shares which are issued in the future following exercise of options granted under the Plan.

Pete O’Heeron, Chairman of the Board stated, “Liberty Star compensates its directors and officers primarily in equity so that cash is reserved for exploration and claim maintenance. Over the past eighteen months the Board has expanded the Hay Mountain footprint to about 44 square miles, the fourth largest mineral footprint in Arizona, and funded operations through director capital and note conversions”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: November 3, 2026	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO